SHAREHOLDERS ANNUAL MEETING OF April 24, 2019 Exhibit 99.1

SAFE HARBOR PROVISION This presentation contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding Unitil Corporation’s (“Unitil”) financial condition, results of operations, capital expenditures, business strategy, regulatory strategy, market opportunities, and other plans and objectives. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue”, the negative of such terms, or other comparable terminology. These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that could cause the actual results to differ materially from those set forth in the forward-looking statements. Those risks and uncertainties include: Unitil’s regulatory environment (including regulations relating to climate change, greenhouse gas emissions and other environmental matters); fluctuations in the supply of, demand for, and the prices of energy commodities and transmission capacity and Unitil’s ability to recover energy commodity costs in its rates; customers’ preferred energy sources; severe storms and Unitil’s ability to recover storm costs in its rates; general economic conditions; changes in taxation; variations in weather; long-term global climate change; catastrophic events; numerous hazards and operating risks relating to Unitil’s electric and natural gas distribution activities; Unitil’s ability to retain its existing customers and attract new customers; Unitil’s energy brokering customers’ performance and energy used under multi-year energy brokering contracts; increased competition; integrity and security of operational and information systems; publicity and reputational risks; and other risks detailed in Unitil's filings with the Securities and Exchange Commission, including those appearing under the caption "Risk Factors" in Unitil's Annual Report on Form 10-K for the year ended December 31, 2018. Readers should not place undue reliance on any forward looking statements, which speak only as of the date they are made. Except as may be required by law, Unitil undertakes no obligation to update any forward-looking statements to reflect any change in Unitil’s expectations or in events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. PAGE

ABOUT UNITIL We provide energy for life, safely and reliably delivering natural gas and electricity in New England. Natural gas and electric distribution utility with operations in three states serving ~188,300 customers Electric: ~105,600 customers Gas: ~82,700 customers Diversified $1 billion of Net Utility Plant NH 44%, ME 31%, MA 25% Gas operations is 65% Growing operations and customer base Recent divestiture of non-regulated subsidiary 105,600 Electric Customers 82,700 Natural Gas Customers PAGE

2018 HIGHLIGHTS Eighth consecutive year of record earnings Net income rose 13.8% to $33.0 million EPS rose 8.3% to $2.23/share Selected Highlights Usource strategic review & divestiture Implemented rate changes to reflect lower tax rate from the Tax Cuts and Jobs Act Continued execution of long-term succession planning for both board and management Notable improvement in governance scores Inaugural Sustainability report Strong Operational Results #1 in New England for Customer Satisfaction Leading employee safety metrics Strong service quality results EEI Emergency Assistance Award PAGE Customer Satisfaction Earnings Per Share

STRONG FINANCIAL PERFORMANCE UTL annualized returns of more than 14% over the past 1, 3, 5, and 10-year periods, significantly outperforming both the broader market and utility peers Earned ROE of 9.6% in-line with authorized returns Total Shareholder Return* PAGE * As of 12/31/2018

INCREASING DIVIDENDS & RETENTION Unitil has continuously paid quarterly dividends since incorporation in 1984 For 2019, dividend increased $0.02 to an annualized dividend of $1.48 per share Payout ratio has declined from 88% in 2013 to 66% in 2018 Dividend Payout & Earnings Plowback ($ in millions) PAGE

WHAT OUR CUSTOMERS SAY Ranked #1 in New England for overall customer satisfaction #1 – Overall satisfaction #1 – Providing reliable service #1 – Restoring electric service when outages occur #1 – Showing concern and caring #1 – Being easy to do business with #1 – Being responsive to customer needs #1 – Being a company you can trust #1 – Having friendly and courteous employees #1 – Value of customer service PAGE “Unitil, over the years you have become the best at customer service and your linemen rock! Keep up the great work!” “Thanks Team Unitil for helping keep us powered up even during the most challenging of times!”

IMPROVING SAFETY & RELIABILITY Electric System Average Interruption Duration (SAIDI) Industry-wide metric measuring the amount of time in minutes an average customer is without service Improving 10 year trend Gas Emergency Response Responded to >99.9% of calls in less than 60 minutes Average response time of 18 minutes Employee Safety DART8% decrease TCIR59% decrease LTIR48% decrease Employee Safety Electric Reliability (SAIDI) PAGE

GROWING SALES Increased total sales margin by $6.9 million or 3.4% compared to prior year, net of tax reduction. 5-Year Gas and Electric margin CAGR of 5.3% More than 10,000 customers added in last 5 years NH gas franchise expansions Received regulatory approval for three new franchise requests to serve Atkinson, Kingston and Epping Target Area Buildout (TAB) progress Saco, ME – Initial 3-year build-out complete; exceeded targeted customer additions Sanford, ME – First year of build-out completed with installation of ~7 miles of new mains in the city’s downtown Robust economic growth across service areas Gas System Expansion PAGE

INVESTMENT OUTLOOK Significant investment opportunities in gas expansion, infrastructure replacement and grid modernization Forecasting 20% more investment in 2019-2021 than prior three years Capital Spending: Actual and Forecast $320 Million $385 Million ($ in millions) PAGE

FINANCIAL STRENGTH Investment grade rating Standard & Poor’s issuer rating of BBB+ across Unitil Corporation and its subsidiaries Moody’s issuer rating of Baa2 (Unitil Corporation and Granite State) and Baa1 (Unitil Energy, Fitchburg, and Northern) Long-term financing of $30 million completed Q4 at an interest rate of 4.18% Well positioned to refinance higher cost long-term debt in coming years Proceeds from Usource sale reinvested in regulated utilities PAGE

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BUILDING A SUSTAINABLE FUTURE New England is at the forefront of national efforts to address climate change Each state varies in goals and priorities Investment opportunities exist as industry transitions PAGE Maine New Hampshire Massachusetts Global Warming Solutions Act: GHG emissions 80% below 1990 levels by 2050 2018 Comprehensive Energy Policy: Offshore wind procurements Continued solar incentives (DG) Storage initiative Demand reduction Continued energy efficiency Electrification of transportation and heating sectors 2018 State Energy Strategy: Cost effective energy policies Preference for market based solutions Fuel mix with more natural gas and renewables Cost effective energy efficiency Demand reduction Safe, reliable, resilient system Maine Energy Action Plan: Lower energy costs Extend natural gas services Reduce Oil Use by 50% by 2050 Strengthen energy efficiency and foster renewable energy Energy Assurance and Emergency Response Plan

CORPORATE STRATEGIES PAGE Smart Grid Smart Pipes Smart Fuels SMART INFRASTRUCTURE Our Mission is to safely and reliably deliver energy for life and provide our customers with affordable and sustainable energy solutions.

SMART GRID PAGE Grid Modernization Improve reliability and storm resiliency Improve visibility, automation and control Accommodate customers’ preferences to incorporate distributed energy solutions Smart Meters & Rates (Advanced Metering) Enable new rate designs including time-based pricing of energy and demand Provide more customer options and incentives to reduce demand at expensive peak times Energy Storage (Batteries) Balance intermittency of distributed renewable energy (solar and wind) Non-Wire Alternatives - reduce costs to customers by reducing demand at peak times

SMART PIPES PAGE Infrastructure Replacement Replacement of aging pipe infrastructure to improve safety and modernize the gas system Modernization expands capacity, reduces methane emissions and provides additional safety devices Advanced Data Collection State-of-the-art technology combining bar coding and GPS achieves unparalleled detail and accuracy Captures and integrates asset information in real time to ensure records are accurate and traceable Dynamic Mobile Leak Survey Digital data capture and GPS automates data collection and record keeping of gas detection surveys Automated leak surveying process provides auditable data to demonstrate leakage survey compliance

SMART FUELS PAGE Natural Gas Cleaner and more affordable than fuel oil Residential customer can save ~$400/yr (23%) by converting from oil to gas Natural gas emits 27% less carbon than #2 fuel oil when used for heating. Electrification Electric Vehicles – supports policies aimed at de-carbonizing the transportation sector Each electric car roughly equivalent to the electric usage of a home Renewable Energy Increased penetration of distributed energy by customers (solar and wind) Transformation of energy supply – long-term contracts for hydro power and offshore wind Fuel Used for Home Heating US Average = 5%

Regulated local distribution utility business model Growing service areas and customer base Diversified natural gas and electric operations Dividend strength Experienced management team Regulated local distribution utility business model Growing service areas and customer base Diversified natural gas and electric operations Dividend strength Experienced management team Regulated local distribution utility business model Growing service areas and customer base Diversified natural gas and electric operations Dividend strength Experienced management team KEY INVESTMENT HIGHLIGHTS PAGE Regulated local distribution utility business model Growing service areas and customer base Diversified natural gas and electric operations Dividend strength Experienced management team